UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

ADIAL PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 1, 2020

July 31, 2020

To the Stockholders of

ADIAL PHARMACEUTICALS, INC.:

Purpose of Supplement

Adial Pharmaceuticals, Inc. (the “Company” or “Adial”) is furnishing this supplement (the “Supplement”) to its definitive proxy statement of Schedule 14A (the “Definitive Proxy Statement”) filed with the U.S. Securities and Exchange Commission on July 21, 2020 in connection with the Company’s 2020 Annual Meeting of Stockholders to be held on September 1, 2020 to update the means by which a proxy may be submitted by stockholders of record. Specifically, stockholders of record will not be able to submit a proxy by making a telephone call. All other methods of submitting a proxy as described in the Definitive Proxy Statement will remain the same, as supplemented by this Supplement. This Supplement to the Definitive Proxy Statement also includes an updated form of proxy card for stockholders of record, which is included below.

Please carefully review the procedures described below under “HOW TO VOTE” to ensure that your vote is counted properly at the 2020 Annual Meeting. We urge you to read this Supplement carefully in its entirety together with the Definitive Proxy Statement. From and after the date of this Supplement, all references to the “Proxy Statement” are to the Definitive Proxy Statement as supplemented by this Supplement. This Supplement is first being distributed to stockholders on or about July 28, 2020. Only stockholders of record as of the close of business on July 6, 2020 are entitled to receive notice of and to vote at the 2020 Annual Meeting.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Adial’s transfer agent, VStock Transfer, LLC, you are considered the “stockholder of record” of those shares and this proxy statement is being sent directly to you by Adial. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2020 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit http://www.vstocktransfer.com/proxy and follow the instructions), or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2020 Annual Meeting in accordance with your instructions.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2020 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2020 Annual Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a Proxy by Internet

If you choose to submit a proxy by internet, go to http://www.vstocktransfer.com/proxy to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on August 31, 2020 to be counted.

Submit a Proxy at the 2020 Annual Meeting

Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2020 Annual Meeting if you decide to attend in person.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDE THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

WE URGE YOU TO VOTE AS SOON AS POSSIBLE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS SET FORTH IN THE DEFINITIVE PROXY STATEMENT AND THE SUPPLEMENTAL VOTING PROCEDURES DESCRIBED ABOVE.

ADIAL PHARMACEUTICALS, INC. 1180 Seminole Trail, Suite 495 Charlottesville, Virginia 22901

SUBMIT A PROXY TO VOTE BY INTERNET

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 31, 2020. Go to Click on Proxy Voter Login and log-on using the below control number.

CONTROL #

SUBMIT A PROXY TO VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held at the offices of the University of Virginia Licensing & Ventures Group, located at 722 Preston Avenue, Suite 107, Charlottesville, Virginia 22903 on September 1, 2020, at 9:00 a.m. (local time)

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope

Annual Meeting Proxy Card – Adial Pharmaceuticals, Inc.

DETACH PROXY CARD HERE TO VOTE BY MAIL

— — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES

AND “FOR” PROPOSALS 2 AND 3

(1) Election of Class II Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01 Robertson H. Gilliland 02 Tony Goodman

(2) To ratify the appointment of Friedman LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2020:

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

(3) To approve an amendment to our 2017 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan from 3,500,000 to 5,500,000:

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date	Signature	Signature, if held jointly

ADIAL PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints William B. Stilley and Joseph Truluck, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ADIAL PHARMACEUTICALS, INC. that the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders to be held at 9:00 A.M., local time, on September 1, 2020, at the offices of the University of Virginia Licensing & Ventures Group, located at 722 Preston Avenue, Suite 107, Charlottesville, Virginia 22903, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the board of directors’ recommendations.

(Continued and to be signed on Reverse Side)